U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT No. 1
                                       to
                                  EXHIBIT 99.1
   Financial Statements of ADA Environmental Solutions LLC, December 31, 1996

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                    Date of Report ...........April 30, 1997


                              Earth Sciences, Inc.
              (Exact name of registrant as specified in its charter)

                     Colorado                       0-6088
             (State of incorporation)      (Commission File Number)
                                  84-0503749
                        (IRS Employer Identification No.)

                 910 12th Street, Golden, Colorado        80401
           (Address of principal executive offices, including Zip Code)

     (Registrant's telephone number, including area code):   (303) 279-7641



     Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired.
     The audited financial statements of ADA Environmental Solutions LLC dated December 31, 1996 are filed herewith as Exhibit 99.1.

     (b)  Pro Forma Financial Information.

     The following unaudited pro forma combined condensed balance sheets as of December 31, 1996, show the effect on the historical balance sheet of Registrant (ESI) as if the acquisition of its interest in ADA Environmental Solutions LLC (ADA) had occurred on December 31, 1996. The unaudited pro forma combined condensed statements of operations combines the operations of ESI and ADA as if the acquisitions were completed at January 1, 1996. Activities for ADA commenced in March 1996 (the date ADA was established).

     These statements are not necessarily indicative of future operations or actual results that would have occurred had the acquisition been consummated at the beginning of the period indicated.

     The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements and notes thereto, included either elsewhere in this document or in Registrant's December 31, 1996 Form 10-KSB.


     PRO FORMA COMBINED CONDENSED BALANCE SHEET (Amounts in 000's)
     December 31, 1996 (UNAUDITED)
ASSETS                                                        Pro        Pro
                                         ESI       ADA      Forma      Forma
                                                          Adjust-    Combined
                                                            ments
Current assets                      $  2,039        26                 2,065
Property, plant and  equipment        17,198       340                17,538
 Less accumulated depreciation        (5,043)       (2)               (5,045)
Other assets                             207         0        772 (1)    979
                                   ---------  --------   --------    -------
Total assets                        $ 14,401       364        772     15,537
                                      ======     =====      =====      =====
LIABILITIES AND EQUITY
     Current liabilities          $      278       791                 1,069
Long-term liabilities                  9,943         0                 9,943
Minority interest                          0         0        346 (2)    346
Stockholders' equity                   4,180     (427)        426 (2)  4,179
                                     -------   -------    -------    -------
Total liabilities and               $ 14,401       364        772     15,537
shareholders' equity
                                      ======     =====      =====     ======
See accompanying notes.

     PRO FORMA CONDENSED STATEMENT OF OPERATIONS (Amounts in 000's except
     per share amounts) For the Year Ended December 31, 1996   (UNAUDITED)

                                                              Pro        Pro
                                         ESI       ADA      Forma      Forma
                                                          Adjust-    Combined
                                                            ments
Revenues                              $  798        75          0        873
Expenses                               1,336       501        129 (3)  1,966
                                     -------    ------    -------    -------
Loss from operations                    (538)     (426)      (129)    (1,093)
Minority interest                          0         0        209 (4)    209
Income tax benefit                       159         0          0        159
                                     -------    ------    -------    -------
Loss before extraordinary item          (379)     (426)        80       (725)
Extraordinary gain                       371         0          0        371
                                     -------   -------    -------    -------
Net loss                          $       (8)     (426)        80       (354)
                                      ======    ======     ======     ======
Net loss per common share:            $  .00       N/A                 (.05)
                                      ======    ======                ======

     See accompanying notes.

     Notes to Pro Forma Financial Statements.
     1. To record the goodwill associated with the acquisition of ESI's interest in ADA.
     2.  To reflect the minority interest in ADA after the acquisition.
     3. To record the additional expenses associated with amortization of goodwill recorded.
     4. To reflect the minority interest in the loss of ADA for the period ended December 31, 1996.

     (c) Exhibits. The following Exhibits are filed herewith, except as noted.

     No.       Description
     2.1       Stock Option and Exchange Agreement among Earth Sciences,
               Inc. and ADA-ES, Inc., ADA Environmental Solutions LLC, ADA
               Technologies, Inc., C. Jean Bustard, John F. Wurster,
               Kenneth E. Baldrey and Cameron E. Martin dated April 30,
               1997 (previously filed). Exhibits and Schedules to the agreement are as follows: (such exhibits and Schedules have been omitted and will be provided to the Commission upon request.)

               EXHIBITS
               Exhibit A      Promissory Note
               Exhibit B      Exercise Notice
               Exhibit C      Certificate of Earth Sciences
               Exhibit D      Certificate of ADA Technologies, Inc.
               Exhibit E      Voting Agreement
               Exhibit F      Registration Rights Agreement

               SCHEDULES
               Schedule 3.5        Financial Statements
               Schedule 3.7        Title and Related Matters
               Schedule 3.8        Intellectual Property
               Schedule 3.9        Litigation
               Schedule 3.10       Insurance Policies and Surety Bonds
               Schedule 3.11       Compliance with Laws
               Schedule 3.17       Contracts and Commitments
               Schedule 5.1        Information Regarding Russ Farmer
               Schedule 6.15(a)    ERISA
               Schedule 10.1(b)    Accrued Incentives

     2.2       Amended and Restated Operating Agreement of ADA
               Environmental Solutions LLC, a Colorado Limited Liability Company, April 30, 1997 (previously filed).

     99.1 Financial Statements of ADA Environmental Solutions LLC, December 31, 1996.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                             Earth Sciences, Inc.
                                             -----------------------
                                                (Registrant)


     Date:  June 11, 1997                    /s/ Mark H. McKinnies
                                             ------------------------------
                                             Mark H. McKinnies, President





EXHIBIT 99.1   FINANCIAL STATEMENTS OF ADA ENVIRONMENTAL
SOLUTIONS LLC, DECEMBER 31, 1996


                         ADA ENVIRONMENTAL SOLUTIONS LLC
                          (A DEVELOPMENT STAGE COMPANY)


                                table of contents


                                                              Page

Independent Auditors' Report                                   3

Balance Sheet                                                  4

Statement of Operations and Members' Deficit                   5

Statement of Cash Flows                                        6

Notes to Financial Statements                                  7

BDO Seidman, LLP
Accountants and Consultants
17th & Grant Building
303 East Seventeenth Avenue, Suite 600
Denver, Colorado  80203-9682
Telephone:  (303) 830-1120
Fax:  (303) 830-8130

INDEPENDENT AUDITORS' REPORT


ADA Environmental Solutions LLC
Englewood, Colorado

We have audited the accompanying balance sheet of ADA Environmental Solutions LLC (a development stage company) as of December 31, 1996 and the related statement of operations, members' deficit and cash flows for the ten months then ended. These financial statement are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ADA Environmental Solutions LLC (a development stage company) as of December 31, 1996 and the results of its operation and cash flows for the ten months then ended, in conformity with generally accepted accounting principles.

/s/ BDO Seidman, LLP

Denver, Colorado
April 10, 1997

                         ADA Environmental Solutions LLC
                          (A Development Stage Company)
                                  Balance Sheet
                                December 31, 1996

ASSETS
Cash                                       $ 11,950
Trade receivables (Notes 2 and 3)            11,355
Prepaid assets                                2,559
                                             ------
      Total currents assets                  25,864

Preproduction costs                         324,008

Furniture and equipment (Note 3),
net of $1,154 accumulated
depreciation                                 14,448

Other assets                                    729
                                             ------
Total Assets                               $365,049
                                            =======

LIABILITIES
Accounts payable                           $ 11,217

Note payable - member (Note 3)              779,443
                                            -------
Total Liabilities                           790,660

Commitments (Note 8)

MEMBERS' DEFICIT                           (425,611)
                                            -------
Total Liabilities and Members' Deficit     $365,049
                                            =======


                 See accompanying notes to financial statements.

                         ADA Environmental Solutions LLC
                          (A Development Stage Company)
                  Statement of Operations and Members' Deficit
                       Ten Months Ended December 31, 1996


Revenues (Note 4)                         $ 75,487

Costs and Expenses:
  Direct cost of revenue                    53,977
  Indirect expenses                        413,085
                                           -------
  Loss from operations                    (391,575)

  Interest expense                         (34,056)
                                           -------
  Net loss                                (425,631)

Beginning members' equity                         0

  Members' contribution                         20
                                           -------
Ending members' deficit                  ($425,611)
                                           =======


                 See accompanying notes to financial statements.

                         ADA Environmental Solutions LLC
                          (A Development Stage Company)
                             Statement of Cash Flows
                       Ten Months Ended December 31, 1996

Cash flows from operating activities:
  Cash received from                          $    64,132
  Cash paid to suppliers and  employees          (454,691)
  Cash paid for prepaid expenses                   (2,559)
  Interest paid                                   (34,056)
                                                  -------
     Net cash used in operating activities       (427,174)

Cash flows from investing activities:
  Capital expenditures                            (15,602)
  Preproduction costs                            (324,008)
  Increase in other assets                           (729)
                                                  -------
     Net cash used in investing activities       (340,339)

Cash flows from financing activities:
  Borrowings from member                          779,443
  Members contribution                                 20
                                                  -------
Net cash provided by financing activities         779,463

Net increase in cash                               11,950
Cash, beginning of period                             -0-
                                                  -------
Cash, end of period                             $  11,950
                                                  =======
Reconciliation of net loss to net
  cash used in operating activities:

Net loss                                        ($425,631)

Adjustments to reconcile net loss to net
  cash used in operating activities:
  Depreciation                                      1,154
     Change in assets and liabilities -
       Increase in trade receivables              (11,355)
    Increase in accounts payable and
      accrued liabilities                          11,217
    Increase in prepaid expenses                   (2,559)
                                                   ------
   Net cash used in operating activities        ($427,174)
                                                  =======


                 See accompanying notes to financial statements.
                                        6

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

In March 1996, ADA Environmental Solutions LLC ("ADA ES" or the "Company") was established to evaluate, design, install, and operate/maintain certain pollution control equipment and chemical additive systems primarily for use in the power utility industry.

Owners  and  Limited Liability Companies are referred to as  "members"  and  the
company  executives  are  referred  to  as  "managers".   The  managers  receive
authority to act from Operating Agreements which are signed by all members.

In   1996,   ADA  ES  was  considered  a  Development  Stage  Company  producing insignificant revenue while developing the necessary scale-up processes and structure to sustain planned full scale operations.

Revenue Recognition

The Company recognizes revenue, primarily from contracts with utility companies, on a percentage completion method of accounting.

Furniture and Equipment

Furniture and equipment are recorded at cost. Provisions for depreciation are computed using an accelerated method over estimated useful lives of three to seven years.

Use of Estimates

The preparation of the Company's financial statements, in conformity with generally accepted accounting principles, requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

PREPRODUCTION COSTS

The Company capitalized costs of $324,000 in 1996 associated with full scale production process development for ADA Environmental Solutions LLC. These costs include scale-up development, production designs, and vendor establishment/evaluations, and will start being amortized over 5 years once full scale systems are in place and operational.

CONCENTRATION OF RISK

Profitable operations of the Company are contingent upon a single proprietary process. This process has been proven successful in both laboratory and extended full-scale demonstration operations. Should this technology be obsoleted or be caused to be unsuccessful, the ability of the Company to succeed would be at risk.

NOTE 2 - ACCOUNTS RECEIVABLE

Accounts receivable consist of the following:

     Billed                         $ 6,981
     Unbilled                         4,374
                                     ------
                                    $11,355
                                     ======
Unbilled accounts receivable consist of revenue which has been recognized but which, because of the terms of the contract, has not yet been billed.

NOTE 3 -NOTE PAYABLE-MEMBER

At December 31, 1996, the Company had a line of credit from a member totaling $850,000. This line is subject to renewal on May 10, 1997. At December 31, 1996, the Company had $779,443 outstanding against this line of credit. Interest accrues at 1% above a local bank's prime rate. Interest accrues monthly. At December 31, 1996, the interest rate was 9.25%. Borrowings outstanding under the agreement are secured by undivided interests in all the Company's fixed assets and accounts receivable.

NOTE 4 - DEVELOPMENT STAGE OPERATIONS

The  Company commenced development stage operations when ADA Technologies,  Inc.
(ADA), the parent company, contributed technology in exchange for rights to the first $500,000 of profits, all the losses and 80% of the equity in the Company. The remaining 20% equity was obtained by key employees at a nominal amount. During 1996 the Company was devoted to scale-up development, production engineering, and supplier establishment/evaluation and recognized revenue primarily from contracts with utility companies for demonstrations of its technology. The Company expects to commence production operations in 1997.

NOTE 5 - INCOME TAXES

ADA ES is a Limited Liability Company which elected to be taxed as a partnership under provisions of the Internal Revenue Code. Accordingly, income tax provisions (and benefits) are not reflected in the financial statements since the Company's results of operations will be reported in the income tax returns of the members.


NOTE 6 - INCOME/LOSS ALLOCATIONS

The Limited Liability Operating Agreement provides for ADA to be allocated all losses of the Company and initial profits up to $500,000. Minority interest members receive proportionate interests in all profits, after ADA has received the first $500,000.

NOTE 7 - RELATED PARTY TRANSACTIONS

ADA employs the entire work force for the Company and loans the employees to ADA ES at costs which are fully burdened as computed from the parent company's books and records. The parent company provided all the necessary working capital financing for ADA ES (see Note 3).

NOTE 8 - COMMITMENTS

The Company has non-cancelable long-term lease agreements for demonstration and production equipment. Rent expense was approximately $10,000 in 1996. Future minimum lease payments required under long-term operating leases in effect at December 31, 1996, require the following payments:

                    1997          $  63,000
                    1998          $  63,000
                    1999          $  61,000
                    2000          $  59,000
                    2001          $  49,000

NOTE 9 - SUBSEQUENT EVENT

In February 1997, the Company and its members entered into an agreement with Earth Sciences, Inc. ("ESI"), a publicaly held corporation, which provided for ESI to purchase equity in ADA ES. The total investment in ADA ES by ESI will be up to $2.5 million in cash contributions and loans. This same agreement provides for ESI to acquire, directly or indirectly, all the equity in ADA ES for 1,715,600 shares of ESI stock having a market value at March 31, 1997 of approximately $5.1 million. This transaction is planned to be completed in 1998.

To facilitate the acquisition, a corporation (ADA-ES, INC.) was established in March 1997. All the membership interests in ADA ES were exchanged for shares of stock in ADA-ES, INC.
                                     9

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